Exhibit 99.1

Capri Holdings Limited to Acquire Italian Shoe Manufacturer
London - December 16, 2019 - Capri Holdings Limited (NYSE:CPRI), a global fashion luxury group, is pleased to announce that it has signed a definitive agreement to acquire Italian atelier and shoe manufacturer Alberto Gozzi S.r.L. in Pistoia, Tuscany. The transaction is expected to close in the Company’s fourth fiscal quarter, subject to specified closing conditions.
The factory, owned and operated by the Gozzi family since its founding in 1974, has produced high-end shoes for many of the world’s top luxury brands over the years. In the immediate future, the factory will develop and produce shoes for Jimmy Choo and Versace. The production of Michael Kors Collection shoes will be added at a later date.
“We are excited to welcome all of Gozzi’s talented craftsmen to the Capri Holdings Group,” says John D. Idol, Chairman and CEO of Capri Holdings Limited. “This acquisition allows us to further align with the industry’s best practices and to strengthen our technical competencies while cementing our position in the global luxury market.”
About Capri Holdings Limited
Capri Holdings Limited is a global fashion luxury group, consisting of iconic brands that are industry leaders in design, style and craftsmanship. Its brands cover the full spectrum of fashion luxury categories including women’s and men’s accessories, footwear and ready-to-wear as well as wearable technology, watches, jewelry, eyewear and a full line of fragrance products. The company’s goal is to continue to extend the global reach of its brands while ensuring that they maintain their independence and exclusive DNA. Capri Holdings Limited is publicly listed on the New York Stock Exchange under the ticker CPRI.
Forward Looking Statements
This press release contains statements which are, or may be deemed to be, “forward-looking statements.” Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Capri Holdings Limited (the “Company”) about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included in this press release may be forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “targets”, “plans”, “believes”, “expects”, “aims”, “intends”, “will”, “should”, “could”, “would”, “may”, “anticipates”, “estimates”, “synergy”, “cost-saving”, “projects”, “goal”, “strategy”, “budget”, “forecast” or “might” or, words or terms of similar substance or the negative thereof, are forward-looking statements. Forward-looking statements include statements relating to future capital expenditures, expenses, revenues, earnings, economic performance, indebtedness, financial condition, share buybacks, dividend policy, losses and future prospects of the Company, business and management strategies and the expansion and growth of the Company’s operations, and benefits from any acquisition. These forward-looking statements are not guarantees of future financial performance. Such forward-looking statements involve known and unknown risks and uncertainties that could significantly affect expected results and are based on certain key assumptions, which could cause actual results to differ materially from those projected or implied in any forward-looking statements. These risks, uncertainties and other factors include the satisfaction of the conditions to consummating the acquisition, timing of closing of the acquisition, the Company’s ability to integrate successfully and to achieve anticipated benefits of any acquisition; the risk of disruptions to the Company’s businesses; the negative effects of events on the market price of the Company’s ordinary shares and its operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the Company’s businesses; fluctuations in demand for the Company’s products; levels of indebtedness (including the indebtedness incurred in connection with acquisitions); future availability of credit; the timing and scope of future share buybacks, which may be made in open market or privately negotiated transactions, and are subject to market conditions, applicable legal requirements, trading restrictions under the Company’s insider trading policy and other relevant factors, and which share repurchases may be suspended or discontinued at any time, the level of other investing activities and uses of cash; changes in consumer traffic and retail trends; loss of market share and industry competition; fluctuations in the capital markets; fluctuations in interest and exchange rates; the occurrence of unforeseen disasters or catastrophes; political or economic instability in principal markets; adverse outcomes in litigation; and general, local and global economic, political, business and market conditions, as well as those risks set forth in the reports that the Company files from time to time with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended March 30, 2019 (File No. 001-35368). The Company disclaims any obligation to update or revise any forward-looking or other statements contained herein other than in accordance with legal and regulatory obligations.

Contacts:

Investor Relations: Jennifer Davis Capri Holdings Limited (201) 514-8234 InvestorRelations@capriholdings.com	Media: Francesca Leoni Capri Holdings Limited Press@capriholdings.com